MORTGAGE LOAN PURCHASE AGREEMENT


          This is a Purchase Agreement (the "Agreement"), dated as of February 1, 1999, by and between Lehman Capital, a Division of Lehman Brothers Holdings Inc., having an office at American Express Tower 8th Floor, World Financial Center, 200 Vesey Street, New York, New York 10285 (the "Purchaser") and First Nationwide Mortgage Corporation, having an office at 5280 Corporate Drive, Frederick, Maryland 21703 (the "Seller").


                              W I T N E S S E T H

          WHEREAS, the Seller agrees to sell, and the Purchaser agrees to purchase, certain conventional residential fixed rate mortgage loans (the
"Mortgage Loans") described on the Closing Schedule (as defined herein) on a servicing retained basis as described herein;

          WHEREAS, the Mortgage Loans shall be delivered as whole loans;

          WHEREAS, the parties intend hereby to set forth the terms and conditions upon which the proposed transactions will be effected;

          NOW THEREFORE, in consideration of the promises and the mutual agreements set forth herein, the parties hereto agree as follows:

          SECTION 1. All capitalized terms not otherwise defined herein have the respective meanings set forth in the Seller's Warranties and Servicing Agreement, dated as of the date herewith (the "Seller's Warranties and Servicing Agreement").

          SECTION 2. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase on a servicing retained basis, Mortgage Loans having an aggregate principal balance on the Cut-off Date in an amount as set forth in the Purchase Price and Terms Letter, from the Purchaser to the Seller, dated as of January 11, 1999 (the "Purchase Price and Terms Letter"), or in such other amount as agreed by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on the Closing Date. The Mortgage Loans will be delivered pursuant to a Seller's Warranties and Servicing Agreement, Group [1999-FN-01] between the Purchaser and the Seller.

          SECTION 3. Mortgage Schedules. The Seller has provided the Purchaser with certain information constituting a preliminary listing of each of the Pool 1 Mortgage Loans, Pool 2 Mortgage Loans and Pool 3 Mortgage Loans to be purchased under this Agreement (the "Preliminary Mortgage Schedule"). The Purchaser shall select from among the Mortgage Loans listed on the Preliminary Mortgage Schedule such Mortgage Loans that satisfy the pool parameters for Group [1999-FN-01] as set forth in the Purchase Price and Terms Letter (subject to a variance of + or - 5%) and shall create a schedule for Group [1999-FN-01] listing such Mortgage Loans substantially in the form attached hereto as
Exhibit 5. Following such selection and any additional adjustments as specified in the following paragraph, and prior to the Closing Date, the Seller and the Purchaser shall agree upon a final mortgage schedule for each of the Pool 1 Mortgage Loans, Pool 2 Mortgage Loans and Pool 3 Mortgage Loans for Group [1999-FN-01] (the "Closing Schedule"), setting forth all of the Mortgage Loans to be purchased under this Agreement. The Closing Schedule shall include, for each Mortgage Loan, the information contained in the definition of "Mortgage Loan Schedule" under the Seller's Warranties and Servicing Agreement. The Closing Schedule shall be used as the Mortgage Loan Schedule under the related Seller's Warranties and Servicing Agreement.

          The Seller shall deliver the proposed Closing Schedule to the Purchaser four (4) Business Days prior to the Closing Date. The proposed Closing Schedule shall be adjusted on or before the Closing Date as follows:
(a) the Seller shall delete (i) those Mortgage Loans identified by the Purchaser prior to the Closing Date as not conforming to its requirements (ii) those Mortgage Loans which have been prepaid in full prior to the Cut-off Date, or as to which the representations and warranties of the Seller (as described in Section 6 hereof) cannot be made as of the Closing Date; and (b) the Seller shall substitute, for those Mortgage Loans deleted in (a) above, those Mortgage Loans acceptable to the Purchaser to the extent necessary to comply with
Section 2 of the Purchase Price and Terms Letter.

          SECTION 4. Purchase Price. The purchase price for each of the Pool 1 Mortgage Loans, Pool 2 Mortgage Loans and Pool 3 Mortgage Loans (the "Purchase Price") shall be the related percentage of par as stated in the Purchase Price and Terms Letter, multiplied by the aggregate principal balance, as of the Cut-off Date, of the Mortgage Loans listed on the related Closing Schedule, after application of scheduled payments of principal due on or before the Cut-off Date whether or not collected.

          In addition to the Purchase Price as described above, the Purchaser shall pay to the Seller, at closing, accrued interest on the aggregate principal amount of the Mortgage Loans as of the Cut-off Date at the weighted average Mortgage Loan Remittance Rate from the Cut-off Date through the day prior to the Closing Date, inclusive.

          The Purchaser shall be entitled to (1) all scheduled principal due after the Cut-off Date, (2) all other recoveries of principal collected after the Cut-off Date (provided, however, that all scheduled payments of principal due on or before the Cut-off Date and collected by the Seller under the Seller's Warranties and Servicing Agreement after the Cut-off Date shall belong to the Seller), and (3) all payments of interest on the Mortgage Loans at the Mortgage Loan Remittance Rate (minus that portion of any such payment which is allocable to the period prior to the Cut-off Date). The principal balance of each Mortgage Loan as of the Cut-off Date is determined after application of payments of principal due on or before the Cut-off Date whether or not collected. Therefore, payments of scheduled principal and interest prepaid for a due date beyond the Cut-off Date shall not be applied to the principal balance as of the Cut-off Date. Such prepaid amounts (minus interest at the Servicing Fee Rate) shall be the property of the Purchaser. The Seller shall deposit any such prepaid amounts into the Custodial Account, which account is established under the Seller's Warranties and Servicing Agreement for the benefit of the Purchaser, for subsequent remittance by the Seller to the Purchaser.


          SECTION 5. Examination of Mortgage Files. Prior to the Closing Date, the Seller shall (a) deliver to the Purchaser or its designee in escrow, for examination, for each Mortgage Loan, the Mortgage Loan Documents described on Exhibit B-1 to the Seller's Warranties and Servicing Agreement, and (b) make the Mortgage Files available to the Purchaser for examination at the Seller's offices or such other location as shall otherwise be agreed upon by the Purchaser and the Seller. Such examination may be made by the Purchaser, or by any prospective purchaser of the Mortgage Loans from the Purchaser, at any time before or after the Closing Date upon prior reasonable notice to the Seller. If the Purchaser makes such examination prior to the Closing Date and identifies any Mortgage Loans which do not conform to its requirements, such Mortgage Loans shall be deleted from the Closing Schedule, and, pursuant to Section 3 of this Agreement, may be replaced by substitute Mortgage Loans acceptable to the Purchaser. The Purchaser may, at its option and without notice to the Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser or any prospective purchaser of the Mortgage Loans has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's (or any of its successor's) rights to demand repurchase, substitution or other relief as provided under the related Seller's Warranties and Servicing Agreement.

          SECTION 6. Representations, Warranties and Agreements of Seller. The Seller agrees and acknowledges that it shall, as a condition to the consummation of the transactions contemplated hereby, make the representations and warranties specified in Sections 3.01 and 3.02 of the Seller's Warranties and Servicing Agreement, as of the date specified in the Seller's Warranties and Servicing Agreement. The Seller, without conceding that the Mortgage Loans are securities, hereby makes the following additional representations, warranties and agreements which shall be deemed to have been made as of the Closing Date:

          a) neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Mortgage Loans, any interest in any Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Mortgage Loans, any interest in any Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to any Mortgage Loans, any interest in any Mortgage Loans or any other similar security with, any person, other than the Purchaser, in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "1933 Act") or which would render the disposition of any Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

          b) the Seller has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Purchaser.

          SECTION 7. Representations, Warranties and Agreement of Purchaser. The Purchaser, without conceding that the Mortgage Loans are securities, hereby makes the following representations, warranties and agreements, which shall have been deemed to have been made as of the Closing Date:

          a) the Purchaser understands that the Mortgage Loans have not been registered under the 1933 Act or the securities laws of any state;

          b) the Purchaser is acquiring the Mortgage Loans for its own account only and not for any other person;

          c) the Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

          d) the Purchaser has been furnished with all information regarding the Mortgage Loans which it has requested from the Seller or the Company; and

          e) neither the Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Mortgage Loan, any interest in any Mortgage Loan or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Mortgage Loan, any interest in any Mortgage Loan or any other similar security from, or otherwise approached or negotiated with respect to any Mortgage Loan, any interest in any Mortgage Loan or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the 1933 Act or which would render the disposition of any Mortgage Loan a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans.

          SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans, shall take place on the Closing Date. At the Purchaser's option, the Closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree; or conducted in person, at such place as the parties shall agree.

          The closing shall be subject to each of the following conditions:

          a) all of the representations and warranties of the Seller under this Agreement and under the Seller's Warranties and Servicing Agreement shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement or an Event of Default under the Seller's Warranties and Servicing Agreement;

          b) the Purchaser and the Seller shall have received, or the Purchaser's attorneys shall have received in escrow, all Closing Documents as specified in Section 9 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

          c) the Seller shall have delivered and released to the Custodian under the Seller's Warranties and Servicing Agreement all documents required pursuant to the related Custodial Agreement; and

          d) all other terms and conditions of this Agreement shall have been complied with.

          Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the Closing Date the Purchase Price, plus accrued interest pursuant to Section 3 of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.

          SECTION 9. Closing Documents. With respect to Group [1999-FN-01] the Closing Documents shall consist of fully executed originals of the following documents:

               1.   the Seller's  Warranties and Servicing  Agreement for Group
                    [1999-FN-01],   dated  as  of  the  Cut-off  Date,  in  two
                    counterparts;

               2.   a  Custodian's   Certification,   as  required   under  the
                    Custodial Agreement;

               3. a Custodial Account Certification or Custodial Account Letter Agreement as required under the Seller's Warranties and Servicing Agreement;

               4. an Escrow Account Certification or Escrow Account Letter Agreement, as required under the Seller's Warranties and Servicing Agreement (if required); and

               5. an Officer's Certificate, in the form of Exhibit 1 hereto, including all attachments thereto;

               6. an Opinion of Counsel of the Seller in the form of Exhibit 2 hereto;

               7. if applicable, a Security Release Certification, in the form of Exhibit 3 hereto (for a Seller which is a member of the Federal Home Loan Bank System), executed by the applicable regional Federal Home Loan Bank and, if applicable, in the form of Exhibit 4 hereto executed by any other person, as requested by the Purchaser, if any of the Mortgage Loans have at any time been subject to any security interest, pledge or hypothecation for the benefit of such person;

               8. a Certificate of other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name;

               9.   The  Escrow  Agreement,  dated  as  of  February  1,  1999, executed among Lehman Capital as Purchaser, First Nationwide Mortgage Corporation as Seller and Cadwalader, Wickersham & Taft, as the Escrow Agent; and

               10. The Assignment and Assumption Agreement, dated as of February 11, 1999, between Lehman Capital, as the Assignor, and First Nationwide Mortgage Corporation, as the Assignee, relating to the Custodial Agreement.

          SECTION 10. Costs. The Purchaser shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys and all custodial fees and expenses. All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including recording fees for the initial recordation of assignments of mortgage to Purchaser or its designee and the Seller's attorney's fees, shall be paid by the Seller.

          SECTION 11. Servicing. The Mortgage Loans shall be serviced by the Seller in accordance with the terms of the Seller's Warranties and Servicing Agreement. The Seller shall be entitled to servicing fees calculated as provided therein.

          SECTION 12. Mandatory Delivery, Grant of Security Interest. The sale and delivery on the Closing Date of the Mortgage Loans described on the Closing
Schedule is mandatory, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser (including damages to prospective purchasers of the Mortgage Loans) in the event of the Seller's failure to deliver the Mortgage Loans on or before the Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Purchaser subject to the Purchaser's (i) right to reject any Mortgage Loan under the terms of this Agreement and to require another Mortgage Loan to be substituted therefor, and (ii) obligation to pay the Purchase Price for the Mortgage Loans. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

          SECTION 13. Protection of Confidential Information. The Seller shall keep confidential and shall not divulge to any party, without the Purchaser's prior written consent, the price paid by the Purchaser for the Mortgage Loans, except to the extent that it is appropriate for the Seller to do so in working with legal counsel, courts, auditors, taxing authorities or other governmental agencies.

          SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address in Section 12.05 of the Seller's Warranties and Servicing Agreement, or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

          SECTION 15. Severability Clause. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

          SECTION 16. Counterparts. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

          SECTION 17. Place of Delivery and Governing Law. This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Purchaser in the State of New York and shall be deemed to have been made in the State of New York. The Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by Federal law.

          SECTION 18. Further Agreements. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

          SECTION 19. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling on a servicing retained basis, an undivided 100% ownership interest in the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. Moreover, the arrangement under which the Mortgage Loans are held shall be consistent with classification of such arrangement as a grantor trust in the event it is not found to represent direct ownership of the Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which shall affect the Federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

          SECTION 20. Successors and Assigns; Assignment of Purchase Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective successors and assigns of the Seller and the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller to a third party without the consent of the Purchaser.

          SECTION 21. Waivers; Other Agreements. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          SECTION 22. Exhibits. The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

          SECTION 23. General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

          (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

          (d) a  reference  to a  Subsection  without  further  reference  to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

          (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

          (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

          SECTION 24. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          SECTION 25. Entire Agreement. This Agreement and the Seller's Warranties and Servicing Agreement contain the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof and thereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                         LEHMAN CAPITAL, A DIVISION OF
                                         LEHMAN BROTHERS HOLDINGS INC.
                                         (Purchaser)


                                         By:/s/ Jack E. Desens
                                            ---------------------------------
                                         Name: Jack E. Desens
                                         Title: Authorized Signatory


                                         FIRST NATIONWIDE MORTGAGE
                                         CORPORATION
                                         (Seller)



                                         By:/s/ Robert M. Bodell
                                            ---------------------------------
                                         Name:Robert M. Bodell
                                         Title: Executive Vice President

                                                                      EXHIBIT 1


                        COMPANY'S OFFICER'S CERTIFICATE



          I, ____________________, hereby certify that I am the duly elected [Vice] President of First Nationwide Mortgage Corporation, a corporation organized under the laws of the state of Delaware, (the "Company") and further as follows:

          1. Attached hereto as Exhibit A is a true, correct and complete copy of the charter of the Company which is in full force and effect on the date hereof and which has been in effect without amendment, waiver, rescission or modification since February __, 1999.

          2. Attached hereto as Exhibit B is a true, correct and complete copy of the bylaws of the Company which are in effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification since February __, 1999.

          3. Attached hereto as Exhibit C is an original certificate of good standing of the Company, issued within ten days of the date hereof, and no event has occurred since the date thereof which would impair such standing.

          4. Attached hereto as Exhibit D is a certificate of the Company's assistant secretary regarding the Company's authority to execute and deliver each of the Purchase Agreement, the Seller's Warranties and Servicing Agreement, and the Custodial Agreement by original signature, and to endorse the Mortgage Notes and execute the Assignments of Mortgages by original [or facsimile] signature. The portion of the Company's Corporate Policy Manual referred to therein is in effect on the date hereof and have been in effect without amendment, waiver rescission or modification since January 27, 1997.

          5. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with the Mortgage Loan Purchase Agreement, dated as of February __, 1999 (the "Purchase Agreement"), by and between the Company and Lehman Capital, a Division of Lehman Brothers Holdings Inc. (the "Purchaser"), the Seller's Warranties and Servicing Agreement, dated as of February ___, 1999, by and between the Company and the Purchaser (the "Seller's Warranties and Servicing Agreement") and the Custodial Agreement dated as of February __, 1999 (the "Custodial Agreement") by and among the Company, the Purchaser and First Trust National Association (the "Custodian")] or the sale of the mortgage loans or the consummation of the transactions contemplated by the Agreements; or (ii) any required consent, approval, authorization or order has been obtained by the Company.

          6. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Purchase Agreement, the Seller's Warranties and Servicing Agreement and the Custodial Agreement, conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Company, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.

          7. To the best of my knowledge, there is no action, suit, proceeding or investigation pending or threatened against the Company which, in my judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of the Purchase Agreement, the Seller's Warranties and Servicing Agreement, the Custodial Agreement or the mortgage loans or of any action taken or to be taken in connection with the transactions contemplated hereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Purchase Agreement, the Seller's Warranties and Servicing Agreement or the Custodial Agreement.

          8. The Company is duly authorized to engage in the transactions described and contemplated in the Purchase Agreement, the Seller's Warranties and Servicing Agreement and the Custodial Agreement.

          IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.

Dated:                                         By:
       -----------------------------              ----------------------------
                                                  Name:
         [Seal]                                   Title:   [Vice] President



          I, ________________________, an [Assistant] Secretary of First Nationwide Mortgage Corporation, hereby certify that ____________ is the duly elected, qualified and acting [Vice] President of the Company and that the signature appearing above is [her] [his] genuine signature.

          IN WITNESS WHEREOF, I have hereunto signed my name.


Dated:                                         By:
       -----------------------------              ----------------------------
                                                  Name:
                                                  Title: [Assistant] Secretary

                                               EXHIBIT 1
                                               Company's Officer's Certificate



    Name              Title                               Signature




                                                  ----------------------------

                                                  ----------------------------

                                                  ----------------------------

                                                  ----------------------------

                                                  ----------------------------

                                                  ----------------------------

                                                  ----------------------------

                                                  ----------------------------

                                                  ----------------------------

                                                  ----------------------------

                                                                   EXHIBIT 2


          [FORM OF OPINION OF COUNSEL TO THE SELLER]


                                                       (date)



Lehman Capital, a Division of
Lehman Brothers Holdings Inc.
American Express Tower, 8th Floor
World Financial Center
New York, New York 10285-0800

Dear Sirs:

          You have requested my opinion, as First Vice President and Counsel to First Nationwide Mortgage Corporation (the "Company"), with respect to certain matters in connection with the sale by the Company of the Mortgage Loans pursuant to that certain Purchase Agreement by and between the Company and Lehman Capital, a Division of Lehman Brothers Holdings Inc. (the "Purchaser") dated as of _______ , (the "Purchase Agreement") which sale is in the form of whole Mortgage Loans delivered pursuant thereto, and to a Seller's Warranties and Servicing Agreement, Group [1999-FN-01] dated as of ______, 1999 by and between the Company and the Purchaser (the "Seller's Warranties and Servicing Agreement") being executed contemporaneously with a Custodial Agreement by and among the Company, the Purchaser and First Trust National Association (the "Custodian") (the "Custodial Agreement"). Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement and the Seller's Warranties and Servicing Agreement.

          I have examined the following documents:

          1. the Purchase Agreement;

          2. the Seller's Warranties and Servicing Agreement;

          3. the form of Assignment of Mortgage;

          4. the form of endorsement of the Mortgage Notes; and

          5. such other documents, records and papers as we have deemed necessary and relevant as a basis for this opinion.

          To the extent I have deemed necessary and proper, I have relied upon the representations and warranties of thte Company contained in the Purchase Agreement and in the Seller's Warranties and Servicing Agreement. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

          Based upon the foregoing, it is my opinion that:

          1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and is qualified to transact business in, and is in good standing under, the laws of the state of Maryland.

          2.   The  Company  has  the  power  to  engage  in  the  transactions contemplated by the Purchase Agreement and the Seller's Warranties and Servicing Agreement and all requisite power, authority and legal right to execute and deliver the Purchase Agreement, the Seller's Warranties and Servicing Agreement, the Custodial Agreement, and to perform and observe the terms and conditions of such instruments.

          3. Each of the Purchase Agreement, the Seller's Warranties and Servicing Agreement, and the Custodial Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement enforceable in accordance with its respective terms against the Company, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder or with the Purchaser's ownership of the Mortgage Loans.

          4. The Company has been duly authorized to allow its President to execute any and all documents by original signature in order to complete the transactions contemplated by the Purchase Agreement, the Seller's Warranties and Servicing Agreement, and the Custodial Agreement, and any of its officers, by original [or facsimile] signature in order to execute the endorsements to the Mortgage Notes and the Assignments of Mortgages, and the original [or facsimile] signature of the officer at the Company executing the endorsements to the Mortgage Notes and the Assignments of Mortgages represents the legal and valid signature of said officer of the Company.

          5. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with the Purchase Agreement, the Seller's Warranties and Servicing Agreement, the Custodial Agreement or the sale and delivery of the Mortgage Loans or the consummation of the transactions contemplated by the Purchase Agreement and the Seller's Warranties and Servicing Agreement; or (ii) any required consent, approval, authorization or order has been obtained by the Company.

          6. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of, the Purchase Agreement, the Seller's Warranties and Servicing Agreement, the Custodial Agreement or the Mortgage Loans conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Company, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or violates any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.

          7. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of the Purchase Agreement, the Mortgage Loans, the Seller's Warranties and Servicing Agreement, [the Custodial Agreement] or the Mortgage Loans or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Purchase Agreement, the Mortgage Loans, the Custodial Agreement or the Seller's Warranties and Servicing Agreement.

          8. The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Purchase Agreement and the Seller's Warranties and Servicing Agreement is sufficient fully to transfer to the Purchaser all right, title and interest of the Company thereto as noteholder and mortgagee.

          9. The Mortgages have been duly assigned and the Mortgage Notes have been duly endorsed as provided in the Custodial Agreement. The Assignments of Mortgage are in recordable form, except for the insertion of the name of the assignee, and upon the name of the assignee being inserted, are acceptable for recording under the laws of the state where each related Mortgaged Property is located. The endorsement of the Mortgage Notes, the delivery to the Custodian of the Assignments of Mortgage, and the delivery of the original endorsed Mortgage Notes to the Custodian are sufficient to permit the Purchaser to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Company, and are sufficient to prevent any other sale, transfer, assignment, pledge or hypothecation of the Mortgages and the Mortgage Notes by the Company from being enforceable.

          This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon except that the purchaser or purchasers to which you initially and directly resell the Mortgage Loans as contemplated in the Transaction Documents may rely on this opinion as if it were addressed to them as of its date.

                                       Very truly yours,



                                       --------------------------------
                                       Brian J. Evans
                                       First Vice President and Counsel

                                                                      EXHIBIT 3





                         SECURITY RELEASE CERTIFICATION




                                                    ___________________, 199_


Federal Home Loan Bank of

-------------------------
-------------------------
-------------------------
-------------------------

Attention: ---------------------------------------
           ---------------------------------------


          Re: Notice of Sale and Release of Collateral

Dear Sirs:

          This letter serves as notice that First Nationwide Mortgage Corporation, a [state] [federally] chartered savings and loan association [in the state of ___________] (the "Association") has committed to sell to Lehman Capital, a Division of Lehman Brothers Holdings Inc. ("LCC") under a Purchase Agreement dated as of February __, 1999, certain mortgage loans originated by the Association. The Association warrants that the mortgage loans to be sold to LCC are in addition to and beyond any collateral required to secure advances made by you to the Association.

          The Association acknowledges that the mortgage loans to be sold to LCC shall not be used as additional or substitute collateral for advances made by you. LCC understands that the balance of the Association's mortgage loan portfolio may be used as collateral or additional collateral for advances made by you, and confirms that it has no interest therein.

          Execution of this letter by the Federal Home Loan Bank of _________________________ shall constitute a full and complete release of any security interest, claim, or lien which the Federal Home Loan Bank of _____________________ may have against the mortgage loans to be sold to LCC.

                               Very truly yours,

                               First Nationwide Mortgage Corporation



                               By:
                                     ----------------------------------------
                               Name:
                                     ----------------------------------------
                               Title:
                                     ----------------------------------------
                               Date:
                                     ----------------------------------------

Acknowledged and approved:

FEDERAL HOME LOAN BANK OF


------------------------------------



By:
      ----------------------------------------
Name:
      ----------------------------------------
Title:
      ----------------------------------------
Date:
      ----------------------------------------

                                                          EXHIBIT 4





                         SECURITY RELEASE CERTIFICATION



                        I. Release of Security Interest

The financial institution named below hereby relinquishes any and all right, title and interest it may have in all Mortgage Loans to be purchased by Lehman Capital, a Division of Lehman Brothers Holdings Inc. from the Company named below pursuant to that certain Purchase Agreement, dated as of February __, 1999, and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to the Company named below or its designees, as of the date and time of the sale of such Mortgage Loans to Lehman Capital, a Division of Lehman Brothers Holdings Inc.

Name and Address of Financial Institution




                        (name)


     --------------------------------------------



     --------------------------------------------
                       (Address)



     By:
         ----------------------------------------

                          II. Certification of Release

          The Company named below hereby certifies to Lehman Capital, a Division of Lehman Brothers Holdings Inc. that, as of the date and time of the sale of the abovementioned Mortgage Loans to Lehman Capital, a Division of Lehman Brothers Holdings Inc., the security interests in the Mortgage Loans released by the abovenamed financial institution comprise all security interests relating to or affecting any and all such Mortgage Loans. The Company warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.

                                First Nationwide Mortgage Corporation

                                By:
                                     ----------------------------------------
                                Title:
                                       --------------------------------------

                                Date:
                                      ---------------------------------------

                                                                 EXHIBIT 5





                           SCHEDULE OF MORTGAGE LOANS

                                                                EXHIBIT 6





                     FIRST NATIONWIDE MORTGAGE CORPORATION


                       CERTIFICATE OF ASSISTANT SECRETARY



          I, Brian J. Evans, do certify that:

          1. I am a duly appointed, qualified and acting Assistant Secretary of First Nationwide Mortgage Corporation (the "Corporation") and I am duly empowered to execute this Certificate on behalf of the Corporation.

          2. The Corporation is a wholly owned subsidiary of California Federal Bank, a Federal Savings Bank ("Bank").

          3. The Corporate Policy Manual adopted by the Bank at its Board of Directors meeting on January 27, 1997 and by the Corporation on July 21, 1997 authorizes the Corporation's President engage in transactions for the purchase and sale of whole loans in amounts up to $500,000,000 without further Board of Directors approval and to execute any and all purchase and sale agreements and other documents necessary to effectuate a transaction.

          4. The persons listed below are duly appointed, qualified and acting officers of the Corporation and hold the offices and titles listed opposite their names.

          Walter C. Klein, Jr.            President

          IN WITNESS WHEREOF, I executed this Certificate and affixed the seal of the Corporation on __________, 1999.


                                          ---------------------------------
                                          Brian J. Evans
                                          Assistant Secretary